UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 19, 2026

Date of Report (Date of earliest event reported)

CalciMedica, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39538	45-2120079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Coast Boulevard South, Suite 300-9 La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 952-5500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CALC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On August 19, 2026, CalciMedica, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2023 Equity Incentive Plan (the “2023 Plan” and the 2023 Plan, as amended, the “2023 Amended Plan”) to, among other things, increase the number of shares of common stock authorized for issuance under the plan by 7,500,000 shares and to include in the calculation of the annual automatic share reserve increase, shares of common stock issuable upon conversion or exercise of convertible preferred stock and pre-funded warrants, as applicable. The 2023 Amended Plan was previously approved, subject to stockholder approval, by the Company’s Board of Directors (the “Board”) on July 20, 2026. A summary of the principal features of the 2023 Amended Plan is set forth under the heading “Proposal No. 3—To Approve an Amendment to the CalciMedica, Inc. Amended 2023 Equity Incentive Plan” contained in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on July 23, 2026 (the “2026 Proxy Statement”). The summary is qualified in its entirety by reference to the 2023 Amended Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the proposals listed below, each of which was described in the 2026 Proxy Statement. As of July 21, 2026, the record date for the Annual Meeting (the “Record Date”), 30,736,401 shares of common stock were outstanding and entitled to vote at the Annual Meeting. The voting results are set forth below.

For purposes of the listing rules of the Nasdaq Stock Market, holders of an aggregate of 14,938,370 shares of common stock as of the Record Date were not entitled to vote on Proposals No. 7 and 8. Of the 14,938,370 shares of common stock, an aggregate of 9,398,724 shares were voted at the Annual Meeting and an aggregate of 5,539,646 shares were not voted at the Annual Meeting. Accordingly, the voting results set forth below for each of Proposals No. 7 and 8 reflect the subtraction of 9,398,724 votes cast in favor of each of Proposals No. 7 and 8 because such shares were not entitled to vote on such proposals in accordance with Nasdaq rules.

Proposal 1. Election of Class III Directors

The Company’s stockholders elected the two persons listed below as Class III directors, each to serve a three-year term through the Company’s 2029 annual meeting of stockholders and until a successor has been elected and qualified or until earlier resignation or removal. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Allan Shaw	16,385,161	258,997	3,186,133
Robert N. Wilson	16,588,456	55,702	3,186,133

Proposal 2. Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Baker Tilly US, LLP as the Company’s principal independent registered public accounting firm for the fiscal year ending December 31, 2026. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,388,372	132,424	309,495	—

Proposal 3. To Approve an Amendment to the CalciMedica, Inc. Amended 2023 Equity Incentive Plan

The Company’s stockholders approved an amendment to the 2023 Plan to, among other things, increase the number of shares of common stock authorized for issuance under the plan by 7,500,000 shares and to include in the calculation of the annual automatic share reserve increase, shares of common stock issuable upon conversion or exercise of convertible preferred stock and pre-funded warrants, as applicable. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,855,531	721,463	67,164	3,186,133

Proposal 4. Advisory Vote on Executive Compensation

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the 2026 Proxy Statement. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,089,583	511,644	42,931	3,186,133

Proposal 5. Advisory Vote on the Frequency of Solicitation of Advisory Stockholder Approval of Executive Compensation

The Company’s stockholders indicated, on an advisory basis, that the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers is every one year. The final voting results are as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
14,974,288	422,239	1,232,126	15,505	3,186,133

In light of and consistent with the votes cast with respect to such proposal, the Board has determined to hold future say-on-pay votes every year until the next required non-binding advisory vote on the frequency of future say-on-pay votes, which will be held no later than the 2032 Annual Meeting of Stockholders.

Proposal 6. Approval of Reverse Stock Split and Reduction of Authorized Shares

The Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, to effect a reverse stock split of the Company’s common stock at a ratio in the range of 1-for-2 to 1-for-10, inclusive, and a corresponding proportionate reduction in the total number of authorized shares of the Company’s common stock, with such ratio to be determined in the discretion of the Board and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,277,096	542,805	10,390	—

Proposal 7. Approval of Issuance of Equity Pursuant to Nasdaq Listing Rule 5635(d)

The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d): (a) the issuance of Series A Warrants (the “Series A Warrants”) to purchase up to an aggregate of 18,673,429 shares of common stock and Series B Warrants (the “Series B Warrants” and, together with the Series A Warrants, the

“Common Warrants”) to purchase up to an aggregate of 18,673,429 shares of common stock pursuant to the Securities Purchase Agreement, dated June 23, 2026, among the Company and certain investors (the “Securities Purchase Agreement”), including certain directors and officers of the Company; and (b) the issuance of shares of common stock upon exercise of such Common Warrants, or in lieu thereof, pre-funded warrants to purchase shares of common stock and the shares of common stock issuable upon exercise thereof. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,874,269	360,111	11,054	3,186,133

Proposal 8. Approval of Issuance of Equity Pursuant to Nasdaq Listing Rule 5635(c)

The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(c): (a) the issuance of Series A Warrants to purchase up to an aggregate of 1,680,565 shares of common stock and Series B Warrants to purchase up to an aggregate of 1,680,565 shares of common stock, in each case of the Common Warrants described in Proposal 7, to certain directors and officers of the Company pursuant to the Securities Purchase Agreement; and (b) the issuance of shares of common stock upon exercise of such Common Warrants, or in lieu thereof, pre-funded warrants to purchase shares of common stock and the shares of common stock issuable upon exercise thereof. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,879,162	360,156	5,879	3,186,133

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	CalciMedica, Inc. Amended 2023 Equity Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2026	CalciMedica, Inc.

	By:	/s/ A. Rachel Leheny, Ph.D.
	Name:	A. Rachel Leheny, Ph.D.
	Title:	Chief Executive Officer